UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2004

CURATIVE HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-50371	51-0467366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Motor Parkway

Hauppauge, New York 11788-5145

(Address of principal executive offices)

(631) 232-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.              Other Events and Regulation FD Disclosure

                On May 27, 2004, Curative Health Services, Inc. issued a press release regarding a lawsuit filed in California seeking to preliminarily and permanently enjoin the implementation of a new methodology for calculating Medi-Cal reimbursement payments.  The press release is filed as exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.              Financial Statements and Exhibits

                (c)           Exhibits

                Exhibit 99.1            Curative Health Services, Inc. Press Release, dated May 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 27, 2004

CURATIVE HEALTH SERVICES, INC.

By	/s/ Thomas Axmacher
	Name:	Thomas Axmacher
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Curative Health Services, Inc. Press Release, dated May 27, 2004